SECURITIES AND EXCHANGE COMMISSION

                            	WASHINGTON, D.C.   20549



                                     	FORM 8-K
                                  	CURRENT REPORT



                       	Pursuant to Section 13 or 15 (d) of
                        The Securities Exchange Act of 1934



Date of Report         April 28, 1998
(Date of earliest
event reported)



                         	CITRUS FINANCIAL SERVICES, INC.
              	(exact name of registrant as specified in its charter)



                                    	FLORIDA
                 	(State or other jurisdiction of incorporation)



33-29696-A						                                 	65-0136504
(Commission File Number)					                     (IRS Employer
                                                  Identification Number)

1717 Indian River Boulevard
Suite 100
Vero Beach, Florida						                         32960
(Address of principal executive offices)	         (Zip Code)



                            	(561) 778-4100
              	(Registrant's telephone number, including area code)



ITEM 5.   OTHER EVENTS

The Board of Directors of Citrus Financial Services, Inc. ("the Company") met
on April 27, 1998 and declared a	10% stock split for those shareholders of
record on	May 8, 1998.  The additional shares for the stock	split will be
issued on May 31, 1998.

The par value of the common stock of the Company will be changed pursuant to the aforementioned stock split from the current par value of $3.47 per share
to the new par	value of $3.15 per share.

The number of shares of common stock outstanding prior to this stock split is
865,961.  The number of shares of	common stock outstanding after this stock
split will be 952,557.  Fractional shares will be paid in cash at the new book
value of $6.38 per share with the aggregate	amount of such payments totaling
$825.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.



Date:  April 28, 1998	              		By:  /s/
                                      Josh C. Cox, Jr.
                                      President and CEO

Date:  April 28, 1998               		By:  /s/
                                      Henry O. Speight
                                      Senior Vice President